UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM N-CSR/A

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:  811-08128

Name of Fund:  W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:  527 Madison Avenue
               New York, New York 10022

Name and address of agent for service:  W.P. Stewart & Co., Inc.
                                        527 Madison Avenue
                                        New York, New York 10022
                                        Attention: Michael W. Stamm

Registrant's telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

Item 1 - REPORT TO SHAREHOLDERS

     The following amends and restates in its entirety the Financial Highlights for the W.P. Stewart & Co. Growth Fund, Inc. Annual Report dated December 31, 2005. Footnote (b) to the Financial Highlights has been modified to include information pertaining to the preceding four years and the last two sentences of the first paragraph of the Report of Anchin, Block & Anchin LLP, the Fund's Independent Registered Public Accounting Firm ("ABA") have been modified. A copy of the new Financial Highlights including the ABA Report is attached hereto.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS


                                                    2005               2004              2003
                                               --------------     --------------   ----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year             $       196.70     $       175.37    $        150.08
                                               --------------     --------------    ---------------
  Net investment loss                                   (1.65)             (1.00)             (1.41)
  Net realized and unrealized gain from
    investments                                         12.72              31.93              26.70
                                               --------------     --------------    ---------------
Net increase from investment
  operations                                            11.07              30.93              25.29
Distributions to shareholders from net
  realized gains on investments                        (15.18)             (9.60)              0.00
                                               --------------     --------------    ---------------
Net asset value, end of year                   $       192.59     $       196.70    $        175.37
                                               ==============     ==============    ===============

TOTAL INVESTMENT RETURN (a)                              5.49%             17.73%             16.85%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets (b)              1.88%              1.93%              1.99%
Ratio of net investment loss to
  average net assets                                    (0.94)%            (0.54)%            (0.93)%
Portfolio turnover                                         49%                60%                32%
Net assets, end of year (in thousands)         $      100,272     $       84,017    $        76,518

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) If the Adviser had not paid or reimbursed expenses on behalf of the Fund, the ratio of expenses to average net assets would have been 2.24%, 2.30%, and 2.43% in 2005, 2004, and 2003, respectively.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   2002              2001
                                              --------------    --------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year            $       180.73    $       207.95
                                              --------------    --------------
   Net investment loss                                 (1.46)            (2.07)
   Net realized and unrealized loss from
     investments                                      (28.27)           (25.09)
                                              --------------    --------------
Net decrease from investment
   operations                                         (29.73)           (27.16)
Distributions to shareholders from net
   realized gains on investments                       (0.92)            (0.06)
                                              --------------    --------------
Net asset value, end of year                  $       150.08    $       180.73
                                              ==============    ==============

TOTAL INVESTMENT RETURN (a)                           (16.46)%          (13.06)%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets (b)             1.97%             1.94%
Ratio of net investment loss to
   average net assets                                  (0.94)%           (1.11)%
Portfolio turnover                                        40%               69%
Net assets, end of year (in thousands)        $       56,046    $       61,220

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) If the Adviser had not paid expenses on behalf of the Fund, the ratio of expenses to average net assets would have been 2.46% and 2.12% in 2002 and 2001, respectively.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

[ABA LOGO]
ESTABLISHED 1923

ANCHIN, BLOCK & ANCHIN LLP
ACCOUNTANTS AND CONSULTANTS

1375 BROADWAY
NEW YORK, NEW YORK 10018
(212) 840-3456
FAX (212) 840-7066


            Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of W.P. Stewart & Co. Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2005 and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended December 31, 2004, including the financial highlights for each of the four years in the period then ended, were audited by other independent auditors whose reissued report dated February 17, 2005, expressed an unqualified opinion on those statements. Those financial statements were revised in August 2006 for the purpose of including the additional information contained in note (b) to the financial highlights.

     We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2005, the results of their operations, changes in their net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

                                                     Anchin, Block & Anchin LLP


New York, New York
February 18, 2006


                A MEMBER OF HLB INTERNATIONAL
A WORLD-WIDE ORGANIZATION OF ACCOUNTING FIRMS AND BUSINESS ADVISORS

                   email: info@anchin.com
                       www.anchin.com

W.P. STEWART & CO. GROWTH FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2005

W.P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2005

MANAGEMENT COMMENTS

REVIEW OF THE YEAR

The Fund's net asset value per share closed on December 31, 2005 at $192.59 after giving effect to a distribution of $15.18 per share. This represents a total investment return of 5.49% compared to a return of 4.91% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

In 2005, we were successful in building on a strong 2004 and we believe that the pieces are in place - in terms of earnings and multiples - for a solid 2006. Of course past performance is no guarantee of future results.

Last year, the economy and corporate earnings continued their forward progression. Nonetheless, investor sentiment was negatively impacted by energy price volatility, further rate increases by the Federal Reserve, fear of a real estate bubble, the war in Iraq, and a series of horrific natural disasters. As a result, strength in company earnings was partially offset by erosion in Price/Earnings (P/E) multiples. The Dow Jones declined for the first time in three years while broader market indexes, such as the Standard & Poor's 500 and the Russell 1000, registered only modest gains.

Although continued tightening by the Federal Reserve and higher energy costs may restrain economic expansion this year, gains in employment and income, as well as the likelihood of continued strong business capital investment, should keep the economy moving forward. In addition, we believe a healthier global economy is emerging.

While we expect corporate profit growth to slow as we move further into the economic cycle, we believe the Fund has the potential to deliver strong Earnings-per-Share (EPS) growth in 2006. Most of all, we believe the selective equity investment approach that we employ will prove ever more valuable.

On the valuation front, we are increasingly positive. 2005 was a year where the average estimated EPS growth of General Electric, Home Depot, Kellogg's, Microsoft, and Johnson & Johnson was approximately 12%, while their stock prices dropped an average of 4%. It was a period where the P/E multiple on the Fund's portfolio was amortized down to an estimated 20X on an increasingly high quality 2006 earnings estimate. Not only is the valuation now well off its highs, the P/E is near the bear market low reached in 2003. As a result, our historical valuation work suggests that, even if we have some increase in longer-term rates over time, there is room for P/E multiple expansion on the high quality shares in which you are invested.

LONG-TERM VIEW

Undoubtedly, there will be challenges that affect investor sentiment in the times ahead. Still, our sense is that many of these concerns have already been discounted into current stock prices. In addition, economic fundamentals do not suggest a significant inflation problem. Due to the vigilance of the Federal Reserve, the core inflation rate has stayed under control despite rising energy prices and increased labor costs. The cyclical up-tick in prices (boosted by energy) is being contained by structural forces such as globalization and productivity gains.

The bottom line is that we feel good about both the near- and long-term prospects for your Fund. We have a single-minded goal of delivering above average returns for you, the Fund's shareholders, while trying to take below average risk in the process. We remain keenly focused on quality, growth, and valuation, as well as an intense independent research process and selective portfolio approach.

We look forward to this year and are quite optimistic about the potential of your Fund's portfolio.

John C. Mahler, Jr.*
President and Portfolio Manager
New York, NY
January 20, 2006

W.P. Stewart & Co., Inc.
Investment Adviser

----------
* John C. Mahler, Jr., President of the Fund, has served as a portfolio manager of the Fund since January 4, 2006, and of other accounts managed by the Adviser and its affiliates and predecessors since December 2005. Dr. Mahler served as Head of Equities at Brown Brothers Harriman & Company from January 2004 to November 2005 and was Director of Research from October 2001 to December 2003. Prior to joining Brown Brothers, Dr. Mahler served at Manning and Napier Advisors, Inc. as Co-director of Research and Senior Analyst/Portfolio Manager from January 2000 to September 2001 and March 1997 to December 1999, respectively. Dr. Mahler began his career in clinical research at Cornell University Medical College, where he spent five years on the full-time faculty. Dr. Mahler holds both B.A. and M.D. degrees from the University of North Carolina, Chapel Hill, NC and an MBA from Columbia University in New York.

                      W.P. STEWART & CO. GROWTH FUND, INC.
                COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
               W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*

[CHART]

$ THOUSANDS

   DATE       GROWTH FUND     S&P 500
 02/28/94            50         50
 12/31/94            51         51
 12/31/95            65         69
 12/31/96            84         85
 12/31/97           105        114
 12/31/98           140        146
 12/31/99           152        177
 12/31/00           149        161
 12/31/01           130        142
 12/31/02           108        110
 12/31/03           126        142
 12/31/04           149        157
 12/31/05           157        165

* For the period from February 28, 1994 (commencement of investment operations) through December 31, 2005

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                    RETURN SINCE
                                     ONE YEAR  FIVE YEAR  TEN YEAR   INCEPTION*
                                     --------  ---------  --------  -----------
W.P. Stewart & Co. Growth Fund, Inc.     5.49%      1.06%     9.30%       10.15%
S&P 500 Index**                          4.91%      0.54%     9.07%       10.63%

----------
*    Inception Date of Fund: February 28, 1994
** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number:
(888)695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
UNDERSTANDING YOUR FUND'S EXPENSES
DECEMBER 31, 2005

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of that fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load". Costs are described in more detail in the Fund's prospectus.

                                                BEGINNING          ENDING         EXPENSES PAID
                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                  7/01/05         12/31/05       7/01/05-12/31/05
                                              -------------    --------------    ----------------
   Actual                                       $  1,000.00       $  1,100.60        $   9.95
   Hypothetical (5% return before expenses)     $  1,000.00       $  1,015.74        $   9.54

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.88% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

W.P. STEWART & CO. GROWTH FUND, INC.
FUND PROFILE
DECEMBER 31, 2005

The information below gives you a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

[CHART]

                               PORTFOLIO SECTORS*
                             % OF FUND'S NET ASSETS

     Non-Cyclical          27%
     Cyclical              26%
     Communications        15%
     Financials            12%
     Technology            12%
     Industrials            6%
     Other Net Assets       2%

* FOR REPORTING PURPOSES, INDUSTRY CLASSIFICATIONS ARE COMBINED IN THIS PORTFOLIO SECTORS CHART. FOR INDUSTRY CLASSIFICATIONS, PLEASE SEE THE SCHEDULE OF INVESTMENTS STARTING ON PAGE 4.

                     TOP TEN STOCKS AS OF DECEMBER 31, 2005
                             % OF FUND'S NET ASSETS

             Target Corporation                               7.3%
             American Express Company                         7.1%
             Amgen Inc.                                       6.9%
             Qualcomm Inc.                                    6.4%
             General Electric Company                         6.2%
             Procter & Gamble Company                         6.2%
             Home Depot, Inc.                                 5.6%
             Marriott International, Inc., Class A            4.9%
             Charles Schwab Corporation                       4.9%
             Kellogg Company                                  4.8%

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

      NAME OF ISSUER                                                              FAIR
    AND TITLE OF ISSUE                                            SHARES          VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS - 97.9%

BANKS - 0.1%
   Northern Trust Corporation                                          2,200  $      114,004
                                                                              --------------

COMPUTERS & BUSINESS EQUIPMENT - 6.1%
   Apple Computer, Inc.(a)                                            27,000       1,941,030
   Dell Inc.(a)                                                      140,150       4,203,098
                                                                              --------------
                                                                                   6,144,128
                                                                              --------------

CONSUMER PRODUCTS - 6.2%
   Procter & Gamble Company                                          107,000       6,193,160
                                                                              --------------

DATA PROCESSING SERVICES - 0.4%
   Automatic Data Processing, Inc.                                     9,733         446,647
                                                                              --------------

DIVERSIFIED INDUSTRIAL - 6.2%
   General Electric Company                                          177,200       6,210,860
                                                                              --------------

DRUG STORES - 0.7%
   Walgreen Company                                                   16,200         717,012
                                                                              --------------

DRUGS & HEALTH CARE - 11.0%
   Amgen Inc.(a)                                                      88,350       6,967,281
   Johnson & Johnson                                                  67,400       4,050,740
                                                                              --------------
                                                                                  11,018,021
                                                                              --------------

FINANCE & BANKING - 11.9%
   American Express Company                                          137,595       7,080,639
   Charles Schwab Corporation                                        333,400       4,890,978
                                                                              --------------
                                                                                  11,971,617
                                                                              --------------

FOOD & BEVERAGES - 9.6%
   Kellogg Company                                                   112,400       4,857,928
   PepsiCo, Inc.                                                      81,200       4,797,296
                                                                              --------------
                                                                                   9,655,224
                                                                              --------------

HOTELS & RESTAURANTS - 4.9%
   Marriott International, Inc., Class A                              73,900       4,949,083
                                                                              --------------
MEDICAL INSTRUMENTS & SUPPLIES - 0.4%
   Medtronic, Inc.                                                     6,610         380,538
                                                                              --------------

The accompanying notes are an integral part of these financial statements.

      NAME OF ISSUER                                                              FAIR
    AND TITLE OF ISSUE                                            SHARES          VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MULTIMEDIA - 8.2%
   The Walt Disney Company                                           149,000  $    3,571,530
   Time Warner Inc.                                                  265,000       4,621,600
                                                                              --------------
                                                                                   8,193,130
                                                                              --------------

RETAIL - 20.6%
   Amazon.com, Inc.(a)                                                87,100       4,106,765
   Home Depot, Inc.                                                  138,620       5,611,338
   Target Corporation                                                133,525       7,339,869
   Williams-Sonoma, Inc.(a)                                           82,600       3,564,190
                                                                              --------------
                                                                                  20,622,162
                                                                              --------------

SOFTWARE - 5.2%
   Electronic Arts Inc.(a)                                            15,375         804,266
   Microsoft Corporation                                             166,986       4,366,684
                                                                              --------------
                                                                                   5,170,950
                                                                              --------------

WIRELESS COMMUNICATIONS - 6.4%
   Qualcomm Inc.                                                     149,400       6,436,152
                                                                              --------------

TOTAL COMMON STOCKS - (Cost $84,662,693)                                          98,222,688
                                                                              --------------

SHORT TERM INVESTMENTS - 1.5%

REPURCHASE AGREEMENT - 1.5%


                                                                PRINCIPAL
                                                                 AMOUNT
                                                              --------------
   Agreement with State Street Corporation, 2.00%, dated
   12/30/2005, to be repurchased at $1,466,326 on
   01/03/2006, collateralized by $1,490,000 U.S. Treasury
   Note, 4.25% maturing 08/15/2015 (value $1,500,072)              1,466,000       1,466,000
                                                                              --------------

TOTAL SHORT TERM INVESTMENTS - (Cost $1,466,000)                                   1,466,000
                                                                              --------------

TOTAL INVESTMENTS - (Cost $86,128,693) - 99.4%                                    99,688,688
OTHER ASSETS LESS LIABILITIES - 0.6%                                                 583,644
                                                                              --------------
NET ASSETS - 100.0%                                                           $  100,272,332
                                                                              ==============

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND,
INC. STATEMENT OF ASSETS AND
LIABILITIES DECEMBER 31, 2005

ASSETS:
Investments in securities, at fair value (cost $84,662,693)        $     98,222,688
Repurchase Agreement, at fair value (cost $1,466,000)                     1,466,000
Cash                                                                            193
Receivable for Fund shares sold                                              40,000
Receivable for investments sold                                           1,081,821
Dividends and interest receivable                                            99,415
Other assets                                                                  5,789
                                                                   ----------------
   Total Assets                                                         100,915,906
                                                                   ----------------

LIABILITIES:
Advisory fee payable                                                        376,227
Payable for investments purchased                                           145,740
Payable for Fund shares purchased                                            14,689
Accrued expenses and other payables                                         106,918
                                                                   ----------------
   Total Liabilities                                                        643,574
                                                                   ----------------
NET ASSETS                                                         $    100,272,332
                                                                   ================

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
   authorized, 520,664 shares issued and outstanding)              $            521
Capital paid in excess of par                                            84,977,472
Accumulated realized gain on investments - net                            1,734,344
Unrealized appreciation on investments - net                             13,559,995
                                                                   ----------------
NET ASSETS                                                         $    100,272,332
                                                                   ================

Net asset value per share                                          $         192.59
                                                                   ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                             $        837,964
Interest                                                                        29,607
                                                                      ----------------
    Total investment income                                                    867,571
                                                                      ----------------

EXPENSES:
Investment advisory fees                                                     1,374,650
Legal fees                                                                     302,353
Administrative fees                                                             79,112
Custodian fees                                                                  60,921
Directors fees                                                                  45,000
Registration fees                                                               42,971
Transfer agent fees                                                             41,655
Audit fees                                                                      42,262
Insurance fees                                                                  24,954
Printing fees                                                                   21,930
Miscellaneous fees                                                              21,258
                                                                      ----------------
    Total expenses before amounts paid or reimbursed                         2,057,066
    Expenses paid or reimbursed by the Adviser                                (330,949)
                                                                      ----------------
    Net Expenses                                                             1,726,117
                                                                      ----------------

Net investment loss                                                           (858,546)
                                                                      ----------------

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Net realized gain from investments                                          10,147,375
Net change in unrealized appreciation/(depreciation) on investments         (3,888,221)
                                                                      ----------------
Net realized and unrealized gain from investments                            6,259,154
                                                                      ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $      5,400,608
                                                                      ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                    2005          2004
                                                              --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                           $     (858,546) $     (428,425)
Net realized gain from investments                                10,147,375       6,611,586
Net change in unrealized appreciation/(depreciation)
    on investments                                                (3,888,221)      6,725,861
                                                              --------------  --------------
       Net increase in net assets resulting
        from operations                                            5,400,608      12,909,022
                                                              --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investments                                (7,386,126)     (3,939,844)
                                                              --------------  --------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                         21,353,017      13,255,456
Shares issued to shareholders
    in reinvestment of distributions                               6,921,094       3,673,295
Cost of redemptions                                              (10,033,157)    (18,399,019)
                                                              --------------  --------------
       Net increase/(decrease) in net assets from
        Fund share transactions                                   18,240,954      (1,470,268)
                                                              --------------  --------------
NET INCREASE IN NET ASSETS                                        16,255,436       7,498,910

NET ASSETS:
Beginning of year                                                 84,016,896      76,517,986
                                                              --------------  --------------
End of year                                                   $  100,272,332  $   84,016,896
                                                              ==============  ==============

  The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC. FINANCIAL HIGHLIGHTS

                                              2005               2004              2003
                                         --------------     --------------   ----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year       $       196.70     $       175.37    $        150.08
                                         --------------     --------------    ---------------
  Net investment loss                             (1.65)             (1.00)             (1.41)
  Net realized and unrealized gain from
    investments                                   12.72              31.93              26.70
                                         --------------     --------------    ---------------
Net increase from investment
  operations                                      11.07              30.93              25.29
Distributions to shareholders from net
  realized gains on investments                  (15.18)             (9.60)              0.00
                                         --------------     --------------    ---------------
Net asset value, end of year             $       192.59     $       196.70    $        175.37
                                         ==============     ==============    ===============

TOTAL INVESTMENT RETURN (a)                        5.49%             17.73%             16.85%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets            1.88%(b)           1.93%              1.99%
Ratio of net investment loss to
  average net assets                              (0.94)%            (0.54)%            (0.93)%
Portfolio turnover                                   49%                60%                32%
Net assets, end of year (in thousands)   $      100,272     $       84,017    $        76,518

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.24%.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                                 2002              2001
                                                            --------------    --------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                          $       180.73    $       207.95
                                                            --------------    --------------
   Net investment loss                                               (1.46)            (2.07)
   Net realized and unrealized loss from
     investments                                                    (28.27)           (25.09)
                                                            --------------    --------------
Net decrease from investment
   operations                                                       (29.73)           (27.16)
Distributions to shareholders from net
   realized gains on investments                                     (0.92)            (0.06)
                                                            --------------    --------------
Net asset value, end of year                                $       150.08    $       180.73
                                                            ==============    ==============

TOTAL INVESTMENT RETURN (a)                                         (16.46)%          (13.06)%

RATIOS AND SUPPLEMENTAL DATA:

Ratio of expenses to average net assets                               1.97%             1.94%
Ratio of net investment loss to
   average net assets                                                (0.94)%           (1.11)%
Portfolio turnover                                                      40%               69%
Net assets, end of year (in thousands)                      $       56,046    $       61,220

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2005, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $858,546. The reclassification resulted in an increase to undistributed net investment income of $858,546 and a decrease to accumulated realized gain on investments of $858,546. Net assets were not affected by the change.

3. DISTRIBUTIONS TO SHAREHOLDERS
For the years ended December 31, 2005 and 2004, the Fund paid distributions of $7,386,126 and $3,939,844 which represented $15.176202 and $9.603249 per share, respectively.

The tax character of distributions paid was as follows:

                                                2005            2004
                                          ---------------  ---------------
       DISTRIBUTIONS PAID FROM:
          Ordinary income                 $     1,127,128  $             0
          Long-term capital gain                6,258,998        3,939,844
                                          ---------------  ---------------
                                                7,386,126        3,939,844
          Return of Capital                             0                0
                                          ---------------  ---------------
                                          $     7,386,126  $     3,939,844
                                          ===============  ===============

As of December 31, 2005, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

         Undistributed ordinary income           $             0
         Undistributed long-term gain                  2,294,269
         Unrealized appreciation                      13,000,070
         Loss deferrals and carry forwards                     0
                                                 ---------------
                                                 $    15,294,339
                                                 ===============

As of December 31, 2005, unrealized appreciation and depreciation for Federal income tax purposes was $13,865,385 and $865,315, respectively. The aggregate cost of investments at December 31, 2005 for Federal income tax purposes was $86,688,618. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. There are no capital losses to be carried forward to offset future capital gains.

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition to this arrangement, the Adviser may also from time to time voluntarily reimburse or pay certain expenses of the Fund. For the year ended December 31, 2005, audit and legal fees reimbursed, paid or accrued by the Adviser amounted to $318,310.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2005, these fees and expenses paid or accrued by the Adviser amounted to $12,639.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2005, the Adviser's affiliate earned $205,538 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an "interested person" of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the "Independent Directors") is entitled to be paid by the Fund a of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). The Chairman of the Audit Committee receives an additional $1,875 per annum. For the year ended December 31, 2005, the Fund has paid a total of $45,000 to the Independent Directors for their services. During the last quarter of 2004, the Board of Directors determined to treat a previously Independent Director as an "interested person" of the Fund. Thereafter, the Adviser voluntarily agreed to pay director fees to this Interested Director until his resignation on April 13, 2005. For the year ended December 31, 2005, the Adviser paid a total of $1,875 to the Interested Director for his services provided to the Fund.

5.  ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6.  LINE OF CREDIT
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund's net assets. On April 26, 2005, this Facility was extended to April 25, 2006. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the year ended December 31, 2005, the Fund did not borrow under the Facility.

7.  INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2005, were $53,385,821 and $43,919,256, respectively.

8.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the years ended December 31, 2005 and 2004, transactions in shares were as follows:

                                           YEAR ENDED                       YEAR ENDED
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                    SHARES           AMOUNT           SHARES          AMOUNT
                                --------------   --------------   --------------   --------------
Sold                                   109,398   $   21,353,017           73,027   $   13,255,456

Reinvested                              35,064        6,921,094           18,979        3,673,295

Redeemed                               (50,939)     (10,033,157)        (101,179)     (18,399,019)
                                --------------   --------------   --------------   --------------
Net increase/(decrease)                 93,523   $   18,240,954           (9,173)  $   (1,470,268)
                                ==============   ==============   ==============   ==============

9.  BENEFICIAL INTEREST
At December 31, 2005, no shareholder owned more than 5% of the Fund's outstanding shares.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On August 16, 2005, Weiser LLP notified the Fund that it was resigning as the independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005. Weiser LLP, in deciding to accept an engagement from W.P. Stewart & Co., Ltd. (the parent company of the Fund's investment adviser), determined that such engagement may give rise to a conflict with respect to their continuation as auditors of the Fund. Notice of the resignation of Weiser LLP was given to the Fund's Audit Committee and Board of Directors on August 16, 2005, each of which has accepted the resignation of Weiser LLP and has selected Anchin, Block & Anchin LLP as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005.

W.P. STEWART & CO. GROWTH FUND, INC.
BOARD CONSIDERATION AND APPROVAL OF THE INVESTMENT ADVISORY SERVICES AGREEMENT (UNAUDITED)

At a meeting of the Board of Directors held on September 26, 2005, the Board of the W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") unanimously approved the continuation of the Fund's Investment Advisory Services Agreement ("Agreement") for an additional year. In connection with its deliberations, the Board considered information furnished throughout the year at regular meetings, as well as information provided at the September meeting, derived from a number of sources and covering a range of issues. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Independent Directors")) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of W.P. Stewart & Co., Inc. (the "Adviser").

In considering whether to continue the Agreement, the Board considered various factors, among them: (i) the nature, extent and quality of services provided to the Fund, including the personnel providing the services; (ii) investment performance; (iii) comparative expenses and Adviser profitability; (iv) economies of scale; and (v) the terms of the Agreement. The Board's analysis of these factors is set forth below. Moreover, the Board reviewed materials provided by the Fund's Adviser and Fund counsel which included, among other things, fee and expense information and performance comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by Lipper Inc. ("Lipper"), a profitability report and expense information, prepared by the Adviser, information regarding the past performance of the Fund, prepared by Lipper, and memoranda outlining the legal duties of the Board. The Board regularly received information regarding (a) the Fund's compliance with prospectus and regulatory requirements, (b) the allocation of the Fund's brokerage, and (c) the use of "soft" commission dollars to pay for research. The Board also met with investment advisory personnel from the Adviser. The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Agreement.

       NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the quality of the services provided by the Adviser, and in that regard considered the competence, professional personnel, responsiveness, integrity and ethics, financial security, legal representation (in-house and outside counsel), research capabilities, best execution, soft dollar arrangements, trading practices, compliance procedures and financial reporting controls, and the selection and use of Fund service providers by the Adviser. The Board determined that the quality of services received by the Fund was high.

       INVESTMENT PERFORMANCE. The Board reviewed detailed information about the Fund's portfolio composition and investment strategies and overall performance of the Adviser, including an analysis relative to market indices and comparable funds. More specifically, the Board considered the current investment performance of the Fund as well as the Fund's performance (since inception) over the past 10 years, as compared to an index, a peer group (a Lipper selected performance group of ten other no-load large cap growth funds ("Performance Group")) and a group of all funds in the Lipper large cap growth category ("Performance Universe"). The Board noted that the Fund was in the first quintile of its Lipper Performance Group for all years and in the first quintile of its Lipper Performance Universe for 1, 2, 4, 5, and 10 years. It noted that the Fund was in the second quintile of its Lipper Performance Universe for 3 years. The Board also considered the economic, market and political considerations that can affect performance. The Board was satisfied with the Fund's performance and had confidence in the Adviser and the portfolio manager and their investment process. The Board continuously monitors the performance of the Fund, the Adviser portfolio selection process and portfolio composition against the Fund's investment objective and the Fund's risk profile, best execution and portfolio turnover.

       ADVISORY FEE AND ADVISER PROFITABILITY. The Board also took into consideration the financial condition and profitability of the Adviser and its affiliates as well as the direct and indirect benefits the Adviser and its affiliates received from the relationship with the Fund, including brokerage fees received by an affiliate. The Board also considered the possible benefit to the Adviser from the use of "soft dollars" obtained from broker-dealers through payment of commissions on Fund transactions and the Adviser's belief that soft dollars should be used for the benefit of clients, including the Fund. The Board compared the current advisory fee paid by the Fund to advisory fee data of a peer group (a Lipper selected expense group ("Expense Group")) and its Lipper category universe of funds ("Expense Universe"). The Board also used for comparison a second expense group selected by Lipper composed of large, multi and small-cap growth funds (each was a stand-alone fund and not part of a fund complex). The comparison showed that the Fund's advisory fee was in the highest quintile for all three Lipper groups. The Board also compared the Fund's advisory fee to those paid by the Adviser's institutional account clients and found it to be in line with those fees. The Board reviewed general financial information about the Adviser and a profitability report documenting the Adviser's profitability from services to the Fund and found the profits not to be excessive. The Board was satisfied with the level of fees charged to the Fund, particularly in light of its performance.

       ECONOMIES OF SCALE. The Board considered the effective fees under the Agreement as a percentage of assets at different levels and the potential for economies of scale. In connection therewith the current level of Fund assets was reviewed together with consideration of imposing Adviser fee breakpoint(s) and the extent to which economies of scale have been or would be realized as the Fund grows. In evaluating potential economies of scale, the Board considered information regarding fees charged by the Adviser to its institutional clients. The Board considered the size of the Fund as well as the fact that the Adviser has voluntarily assumed certain Fund expenses. The Board determined that no fee breakpoint was appropriate at this time in light of all of the circumstances considered.

       CONCLUSION. In considering the approval of the Agreement, the Board did not identify any single factor as controlling. The Board reached the following conclusions regarding the Agreement and the services provided by the Adviser:
(i) the Fund's performance has been satisfactory and reasonable in relation to the performance of funds with similar investment objectives and to a relevant index; (ii) the Adviser possesses the capability and resources to perform the duties under the Agreement; (iii) the Adviser and the Fund's service providers maintain appropriate compliance programs; and (iv) the Fund's advisory fee was acceptable. Based on their conclusions, the continuance of the Agreement between the Fund and the Adviser was approved by the Board (all voting) and separately by the Independent Directors.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2005 (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors".

                                                                                                NO. OF                OTHER
                                          TERM OF OFFICE***                                   PORTFOLIOS          DIRECTORSHIPS
                            POSITION(S)     AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN WITHIN        HELD BY THE
 NAME, AGE AND ADDRESS**     WITH FUND       TIME SERVED          DURING PAST 5 YEARS          THE FUND            DIRECTOR****
------------------------- --------------- ----------------- ------------------------------- --------------- -----------------------
INDEPENDENT DIRECTORS:

Norman H. Brown, Jr. (58)    Director      Director since   Senior Managing Director of            1               Macquarie
                                           February 2003    Brock Capital Group LLC since                    Infrastructure Company
                                                            December 2003. Managing
                                                            Director/Senior Adviser of
                                                            Credit Suisse First Boston
                                                            from 2000 to 2002; Managing
                                                            Director of Donaldson, Lufkin
                                                            & Jenrette Securities
                                                            Corporation from 1985 to 2000.

Joseph M. Santarella (67)    Director      Director since   Managing Director & Chief              1                  None
                                             July 2003      Fiduciary Officer of Chase
                                                            Manhattan Private Bank, N.A.
                                                            from 1996 to March 1999.

William F. Waters (73)       Director      Director since   Managing Director of Haussman          1           Hansberger Global
                                             July 2003      Holdings (an offshore mutual                    Investors International
                                                            fund) from January 1998 to                        Value Fund, Emerging
                                                            August 2005; Director of 30                       Markets Fund, Growth
                                                            offshore funds advised by                         Fund, and Core Fund
                                                            Permal Asset Management since
                                                            April 1996; Director of 18
                                                            offshore funds advised by MFS
                                                            Investment Management from
                                                            April 1996 to December 2002.

INTERESTED DIRECTORS:

John C. Russell* (71)     Vice President   Vice President   Deputy Chairman of W.P.                1        W.P. Stewart & Co., Ltd.
Trinity Hall               and Chairman     since March     Stewart & Co., Ltd., the
43 Cedar Avenue                            1998; Director   Adviser's parent, since May
Hamilton HM 12                             from June 1999   2005; Deputy Chairman and
Bermuda                                     to February     Managing Director of W.P.
                                           2003; Director   Stewart & Co., Ltd. from
                                          since July 2003   mid-1998 to May 2005; various
                                                            officerships and directorships
                                                            with other affiliates of the
                                                            Adviser since 1996; Vice
                                                            President and Director of W.P.
                                                            Stewart Investment Partnership,
                                                            L.P. since 2001.

                                                                                                NO. OF                OTHER
                                          TERM OF OFFICE***                                   PORTFOLIOS          DIRECTORSHIPS
                            POSITION(S)     AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN WITHIN        HELD BY THE
 NAME, AGE AND ADDRESS**     WITH FUND       TIME SERVED          DURING PAST 5 YEARS          THE FUND            DIRECTOR****
------------------------- --------------- ----------------- ------------------------------- --------------- ----------------------
INFORMATION PERTAINING TO THE OFFICERS OF THE FUND WHO ARE NOT ALSO DIRECTORS IS SET FORTH BELOW:

Peter H. Jennison (45)      President^    President since   Senior Vice-President and              1                  None
                                            January 2002    Portfolio Manager of the
                                                            Adviser since April 2003 and
                                                            June 1989, respectively. Vice
                                                            President of the Adviser from
                                                            May 1998 to April 2003.
                                                            Mr. Jennison has served as the
                                                            Adviser's portfolio manager
                                                            for the Fund since November
                                                            2001.

Michael W. Stamm (58)      Secretary and  Secretary since   General Counsel and Assistant          1                  None
                               Chief       October 2002;    Secretary of W.P. Stewart &
                            Compliance         Chief        Co., Ltd., the Adviser's
                              Officer        Compliance     parent, and General Counsel
                                           Officer since    and Secretary of the Adviser
                                           February 2004    since August 2002. From 2000
                                                            to July 2002, Mr. Stamm was
                                                            Executive Vice President and
                                                            General Counsel of
                                                            HealthMarket Inc., a health
                                                            care company. Prior to joining
                                                            HealthMarket, he had been a
                                                            partner at the New York- based
                                                            law firms Kelley Drye & Warren
                                                            LLP and Anderson Kill & Olick,
                                                            where he was Chairman of the
                                                            corporate practice group.

Susan G. Leber (39)        Treasurer and  Treasurer since   Deputy Managing Director -             1                  None
Trinity Hall                 Principal       June 1999;     Chief Financial Officer of
43 Cedar Avenue              Financial       Principal      W.P. Stewart & Co., Ltd., the
Hamilton HM 12                Officer        Financial      Adviser's parent, since May 2005;
Bermuda                                    Officer since    Deputy Managing Director -
                                            January 2002    Financial Operations of W.P.
                                                            Stewart & Co., Ltd. from March
                                                            2003 until May 2005; Director of
                                                            Financial Operations from
                                                            December 2001 to March 2003
                                                            and Deputy Finance Director of
                                                            W.P. Stewart & Co., Ltd. from
                                                            March 1999 until December
                                                            2001; various officerships and
                                                            directorships with other
                                                            affiliates of the Adviser
                                                            since 1999. Ms. Leber also
                                                            serves as a Director of W.P.
                                                            Stewart Investment
                                                            Partnership, L.P. since
                                                            December 2003.

                                                                                                NO. OF                OTHER
                                          TERM OF OFFICE***                                   PORTFOLIOS          DIRECTORSHIPS
                            POSITION(S)     AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN WITHIN        HELD BY THE
 NAME, AGE AND ADDRESS**     WITH FUND       TIME SERVED          DURING PAST 5 YEARS          THE FUND            DIRECTOR****
------------------------- --------------- ----------------- ------------------------------- --------------- ----------------------
Alison A. Proshan (37)       Assistant       Assistant      Associate General Counsel and          1                  None
                             Secretary     Secretary since  Assistant Secretary of W.P.
                                             June 1999      Stewart & Co., Ltd., the
                                                            Adviser's parent, and
                                                            Associate General Counsel and
                                                            Assistant Secretary of the
                                                            Adviser since January 1999;
                                                            various officerships with
                                                            other affiliates of the
                                                            Adviser since 1999.

   * "Interested person" of the Fund by reason of affiliation with the Adviser's parent company.

  ** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.

 *** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.

**** This column includes only directorships of companies required to register, or file reports with the Securities Exchange Commission under the Securities Exchange Act of 1934 (that is "public companies") or other investment companies registered under the 1940 Act.

   ^ Effective January 4, 2006, Peter Jennison ceased to be President and portfolio manager of the Fund. John C. Mahler, Jr. has served as a portfolio manager of the Fund since January 4, 2006 and of other accounts managed by the Adviser and its affiliates and predecessors since December 2005. Dr. Mahler was elected President of the Fund on January 20, 2006. He served as Head of Equities at Brown Brothers Harriman & Company from January 2004 to November 2005 and was Director of Research from October 2001 to December 2003. Prior to joining Brown Brothers, Dr. Mahler served at Manning and Napier Advisors, Inc. as Co-director of Research and Senior Analyst/Portfolio Manager from January 2000 to September 2001 and March 1997 to December 1999, respectively. Dr. Mahler began his career in clinical research at Cornell University Medical College, where he spent five years on the full-time faculty. Dr. Maher holds both B.A. and M.D. degrees from the University of North Carolina, Chapel Hill, NC and an MBA from Columbia University in New York.

    Note:  Thomas R. LeViness resigned as a Director effective April 13, 2005.

Additional information about the Fund's Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or by collect call at
(212)750-8585.

[ABA LOGO]
ESTABLISHED 1923

ANCHIN, BLOCK & ANCHIN LLP
ACCOUNTANTS AND CONSULTANTS

1375 BROADWAY
NEW YORK, NEW YORK 10018
(212) 840-3456
FAX (212) 840-7066

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of W.P. Stewart & Co. Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2005 and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended December 31, 2004, including the financial highlights for each of the four years in the period then ended, were audited by other independent auditors whose report dated February 17, 2005, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2005, the results of their operations, changes in their net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.


                                           /s/ Anchin, Block & Anchin LLP

New York, New York
February 18, 2006

          A MEMBER OF HLB INTERNATIONAL
       A WORLD-WIDE ORGANIZATION OF ACCOUNTING FIRMS AND BUSINESS ADVISORS

                 email: info@anchin.com
              www.anchin.com

                      (This page intentionally left blank.)

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY 10022

DIRECTORS AND OFFICERS
John C. Mahler, Jr.            President (as of January 20, 2006)
John C. Russell                Vice President and Chairman
Norman H. Brown, Jr.           Director
Joseph M. Santarella           Director
William F. Waters              Director
Susan G. Leber                 Treasurer and Principal Financial Officer
Michael W. Stamm               Secretary and Chief Compliance Officer
Alison A. Proshan              Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Anchin, Block & Anchin LLP
1375 Broadway
New York, NY 10018

LEGAL COUNSEL
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission ("SEC") a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". The filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC's website at http://www.sec.gov.

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 - CODE OF ETHICS.

     The Registrant has adopted a Code of Ethics that applies to the Registrant's principal executive officer, principal financial officer or other persons performing similar functions. A copy is filed with this Form N-CSR as Exhibit 12(a)(1). No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors had determined that Mr. Norman H. Brown, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Norman H. Brown is considered "independent" as defined by the SEC for purposes of this Item 3.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES (disclose annually only)

     On August 16, 2005, Weiser LLP ("Weiser") notified the Registrant that it was resigning as the independent registered public accounting firm for the Registrant's fiscal year ended December 31, 2005. Weiser, in deciding to accept an engagement from W.P. Stewart & Co., Ltd. (the parent company of the Registrant's investment adviser), determined that such engagement may give rise to a conflict with respect to its continuation as auditors of the Registrant. Notice of the resignation of Weiser was given to the Registrant's Audit Committee and Board of Directors on August 16, 2005, each of which has accepted the resignation of Weiser and has selected Anchin, Block & Anchin LLP ("ABA") as the Registrant's independent registered public accounting firm for the Registrant's fiscal year ended December 31, 2005.

     *Information disclosed in Items 4(a)--(d), and (g) below is with respect to Weiser for the periods from January 1, 2004 - December 31, 2004 and January 1, 2005 - August 16, 2005 and is with respect to ABA for the period from August 16, 2005 - December 31, 2005.

     (a) Audit Fees -
         ------------

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                  FY 2004: $35,061
                  FY 2005: $40,649

     (b) Audit-Related Fees -
         --------------------

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

     For services rendered to the Registrant:

                  FY 2004: $0
                  FY 2005: $0

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2004: $0
                  FY 2005: $0

     (c) Tax Fees -
         ----------

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

     For services rendered the Registrant:

                  FY 2004: $866
                  FY 2005: $1,612

     These services included review of federal and state income tax forms and federal excise tax forms.

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2004: $0
                  FY 2005: $0

     (d) All Other Fees -
         ----------------

     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

     For services rendered to the Registrant:

                  FY 2004: $0
                  FY 2005: $0

     Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the Registrant's investment adviser and its affiliates that relate directly to the operations and financial reporting of Registrant):

                  FY 2004: $0
                  FY 2005: $0

     (e)(1) Audit Committee's Pre-Approval Policies -
            -----------------------------------------

     In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Registrant to render audit or non-audit services, the engagement is approved by the Registrant's Audit Committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Registrant's Audit Committee also, if applicable, pre-approves its accountant's engagements for non-audit services with the Registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates to the operations and financial reporting of the Registrant.

     (e)(2) Percentages of Services Approved by the Audit Committee -
            ---------------------------------------------------------

     All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C).

     (f) Work Performed by Non-Full-Time, Permanent Employees of Auditor -
         -----------------------------------------------------------------

     The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

     (g) Aggregate Non-Audit Fees -
         --------------------------

     The aggregate non-audit fees billed by Registrant's accountant for professional services rendered to the Registrant, to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

                  FY 2004: $141,903
                  FY 2005: $75,042

     (h) Auditor's Independence -
         ------------------------

     The Registrant's Audit Committee has considered the provision of non-audit services that were rendered by accountant Weiser for the periods from January 1, 2004 - December 31, 2004 and January 1, 2005 - August 16, 2005 and ABA for the period from August 16, 2005 - December 31, 2005, as applicable, to the Registrant's investment adviser and the adviser's affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and the adviser's affiliates.

Item 5 - AUDIT COMMITTEE OF LISTED COMPANIES.

     Not applicable.

Item 6 - SCHEDULE OF INVESTMENTS.

     Included in Item 1.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         FUNDS.

     Not applicable.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11 - CONTROLS AND PROCEDURES.

     (a) The Registrant's certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant's certifying officers have determined that the Registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - EXHIBITS.

12(a)(1)  Code of Ethics is attached hereto.

12(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
          Exhibit 99. CERT.

12(a)(3)  Not applicable.

12(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as
          Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By: /s/ John C. Mahler, Jr.
   ----------------------------------------
   John C. Mahler, Jr.,
   President of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  August 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ John C. Mahler, Jr.
   ----------------------------------------
   John C. Mahler, Jr.,
   President of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  August 25, 2006

By: /s/ Susan G. Leber
   ----------------------------------------
   Susan G. Leber,
   Director, Principal Financial Officer and Treasurer of
   W.P. Stewart & Co. Growth Fund, Inc.

Date:  August 25, 2006